UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  December 31, 2003
                                                   -----------------

                               TRANS ENERGY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



   NEVADA                            0-23530                    93-0997412
--------------                    ------------                 ---------------
State or Other                    (Commission                  (IRS Employer
Jurisdiction)                     File Number)                 Identification
                                                                  Number)

        210 Second Street, P.O. Box 393, St. Mary's, West Virginia 26170 (Address of Principal Executive Offices and Principal Place of Business)

Registrant's Telephone Number, Including Area Code: (304) 684-7053

                                   FORM 8-K/A


         On January 15, 2004, we reported on Form 8-K that we had entered into a Settlement Agreement and Mutual Release with Baker Hughes Oilfield Operations, Inc. d/b/a/ Baker Hughes Inteq, Western Geophysical, a division of Western Atlas International, Inc. regarding an ongoing dispute. Accordingly, we are attaching hereto a copy of the Settlement Agreement and Mutual Release.


Item 7.           Financial Statements and Exhibits

                  10.1     Settlement Agreement and Mutual Release








                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TRANS ENERGY, INC.



Date:  January 23, 2004               By  /S/ ROBERT L. RICHARDS
                                         ---------------------------------------
                                          Robert L. Richards
                                          President and Chief Executive Officer

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